UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2023

Comstock Holding Companies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32375	20-1164345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 Reston Metro Plaza, 10TH Floor
Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (703) 230-1985

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	CHCI	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On December 19, 2023, Comstock Holding Companies, Inc. (the “Company”), through a wholly owned subsidiary named Comstock 41 Maryland, LLC, acquired a land parcel totaling approximately 18,150 square feet located at 41 Maryland Avenue in Rockville, Md. (“Comstock 41”) for $1.5 million, pursuant to a purchase and sale agreement dated August 31, 2023 (as amended, the “Purchase and Sale Agreement”). The current zoning for the Property allows for construction of up to 117 multi-family units and approximately 11,000 square feet of commercial space.
The foregoing description of the material terms of the Purchase and Sale Agreement is qualified in its entirety by reference to the full text of the agreement, which the Company intends to file as an exhibit to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023.
Item 7.01 Regulation FD Disclosure.
A copy of the press release announcing the acquisition of Comstock 41 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The information, including Exhibit 99.1, in Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Comstock Holding Companies, Inc. press release, dated December 26, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSTOCK HOLDING COMPANIES, INC.

Date: December 26, 2023	By:	/s/ CHRISTOPHER CLEMENTE
Christopher Clemente Chairman and Chief Executive Officer